ASSUMPTION AGREEMENT

KNOW ALL MEN BY THESE PRESENTS, that on or about February 7, 2006, CORNELL CAPITAL PARTNERS, LP (the “Purchaser”) purchased from EMERGE CAPITAL CORP. (the “Seller”) 100 shares of common stock of Lehigh Acquisition Corp. (“Lehigh”) pursuant to that certain Stock Purchase Agreement (the “SPA”) dated as of February 3, 2006 between the Purchaser and the Seller for the purchase price set forth therein. As a condition of the Purchaser agreeing to enter into the SPA, Lehigh has agreed to assume the obligations (i) owed to the Purchaser on Schedule 1 (Debentures) and (ii) specified on Schedule 2 (Assumed Liabilities), in each case as specified in the SPA (collectively, the “Obligations”). The Obligations are secured by that certain Mortgage dated as of April 22, 2004 given by Lehigh to the Purchaser, and that certain Mortgage dated as of April 22, 2004 given by Lehigh to Stone Street Asset Management, LLC (and subsequently assigned to the Purchaser), in each case on the real property located in Cranford, New Jersey. Accordingly, Lehigh does hereby assume the Obligations for good and valuable consideration.

The Assignor hereby represents and warrants to and covenants with the Assignee that the Assignor has full right and authority to enter into and perform their obligations under this Assignment.

The Assignor agrees to execute any and all other documents which are, in the opinion of the Assignee or its counsel, necessary to carry out the terms and conditions of this Assignment.

This Assumption Agreement shall be effective as of the date first written above. This Assumption Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the Assignor has executed this Assumption Agreement on the day and year first above written.

CORNELL CAPITAL PARTNERS, LP

By:/s/ Mark Angelo
Name: Mark Angelo
Its:  Portfolio Manager

ACCEPTANCE OF ASSUMPTION

The undersigned does hereby acknowledge and accept the foregoing Assumption Agreement on February 7, 2006.

LEHIGH ACQUISITION CORP.

By:/s/ George Kanakis
Name: George Kanakis
Its:  President